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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the use of our report included herein dated February 22, 1999, except for Note 13 to the financial statements which is as of April 30, 1999, and the reference to our firm under the caption "Experts" included in or made part of this Form 10-SB.

                   /s/ LUCAS, HORSFALL, MURPHY & PINDROH, LLP
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Pasadena, CA
October 6, 1999